EXHIBIT 32.1

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Charles Prast, Chief Executive Officer and interim Chief Financial Officer of Private Media Group, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 21, 2013	/S/ CHARLES PRAST
Charles Prast Chief Executive Officer and interim Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)